UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, on February 1, 2026, Coterra Energy Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Devon Energy Corporation, a Delaware corporation (“Devon”), and Cubs Merger Sub, Inc., a Delaware corporation and a then direct, wholly-owned subsidiary of Devon (“Merger Sub”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On May 7, 2026 (the “Closing Date”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Corporation”) as a wholly-owned subsidiary of Devon.

The events described in this Current Report on Form 8-K took place in connection with the consummation of the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on the Closing Date, the Company terminated all outstanding lender commitments under the Credit Agreement, dated as of March 10, 2023 (as amended by Amendment No. 1, dated as of September 12, 2024, and as further amended, restated, supplemented or modified prior to the Closing Date, the “Credit Agreement”), among the Company, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent. In connection with the termination of the Credit Agreement, on the Closing Date, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full and all guarantees in respect of any obligations under the Credit Agreement were terminated and released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.10 par value, issued and outstanding of the Company (“Company Common Stock”) (other than shares held by Devon, Merger Sub or any of their respective subsidiaries or by the Company or any of its subsidiaries (collectively, the “Excluded Shares”)), was converted into the right to receive from Devon 0.70 fully paid and nonassessable shares of common stock, $0.10 par value, of Devon (“Devon Common Stock”) (the “Exchange Ratio” and, together with cash paid in lieu of any fractional shares, the “Merger Consideration”). No fractional shares of Devon Common Stock are being issued in connection with the Merger, and in lieu of fractional shares, the Company’s stockholders are receiving cash based on the methodology set forth in the Merger Agreement. The Merger Agreement also specifies the treatment of the Company’s outstanding equity awards in connection with the Merger.

The issuance of Devon Common Stock pursuant to the terms of the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Devon’s Registration Statement on Form S-4 (File No. 333-294222) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on March 26, 2026. The joint proxy statement/prospectus of the Company and Devon (the “Joint Proxy Statement/Prospectus”), included in the Registration Statement, contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the consummation of the Merger, shares of Company Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “CTRA.” In connection with the consummation of the Merger, the Company notified the NYSE that the Merger had been completed and requested that the NYSE delist the shares of Company Common Stock. Upon the Company’s request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting and the deregistration of shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company Common Stock ceased being traded prior to the opening of the market on May 7, 2026.

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended and that the registration of shares of Company Common Stock under Section 12(g) of the Exchange Act be terminated.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction, Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Company Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introduction, Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Devon.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the Effective Time, each member of the Company’s board of directors and each officer of the Company immediately prior to the Effective Time ceased his or her respective service as a director or officer of the Company. Such cessations of service were not related to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Pursuant to the Merger Agreement, the directors and officers of Merger Sub immediately prior to the Effective Time became the initial directors and officers of the Surviving Corporation, each to hold office until their respective successors are duly elected and qualified or their earlier death, resignation or removal.

Effective upon and in connection with the consummation of the Merger, the employment of Thomas E. Jorden was terminated. Mr. Jorden will receive certain severance payments and benefits pursuant to the Amended and Restated Severance Compensation Agreement, dated January 31, 2026, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 2, 2026.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 1, 2026, by and among Coterra, Merger Sub and Devon (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 2, 2026).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

Date: May 7, 2026	By:	/s/ Adam M. Vela
	Name:	Adam M. Vela
	Title:	Senior Vice President and General Counsel